UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2007

The Wilber Corporation
(Exact name of registrant as specified in its charter)

New York	001-31896	15-6018501
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 Main Street, Oneonta, New York 13820
(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 432-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The attached press release amends and replaces a press release filed on April 27, 2007 by The Wilber Corporation as Exhibit 99.1 to a Form 8-K, announcing, among other things, its first quarter 2007 earnings. The consolidated financial information included in the amended press release now reflects more accurate information regarding the following three asset quality ratios: (i) Allowance for loan losses to non-performing loans (i.e., 133% - not 239%, as originally reported); (ii) Non-performing loans to period-end loans (i.e., 1.23% - not 0.68%, as originally reported); and (iii) Non-performing assets to period-end loans and other real estate (i.e., 1.25% - not 0.70%,as originally reported).

The text of the amended press release is attached to this Form 8-K/A as Exhibit 99.1, as amended.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
No.	Description

99.1	Amended press release, dated May 1, 2007, correcting certain consolidated financial information contained in a press release included in a Form 8-K filed on April 27, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILBER CORPORATION
(Registrant)

/s/ Joseph E. Sutaris
Joseph E. Sutaris
Secretary, Treasurer & Chief Financial Officer
Date: May 1, 2007

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release, as amended, dated May 1, 2007

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